EXHIBIT 99
                                                                      ----------


[LOGO OMITTED]                                        One Franklin Parkway
                                                      San Mateo, CA  94403-1906

                                                      tel  650/312.2000
                                                      franklintempleton.com
--------------------------------------------------------------------------------
Contact:       Franklin Resources, Inc.
               Investor Relations: Alan Weinfeld (650) 525-8900
               Corporate Communications: Holly Gibson Brady (650) 312-4701 franklintempleton.com
--------------------------------------------------------------------------------


                                                           FOR IMMEDIATE RELEASE

            FRANKLIN RESOURCES, INC. ANNOUNCES FIRST QUARTER RESULTS


     SAN MATEO, CA, JANUARY 23, 2003 - Franklin Resources, Inc. (Franklin Templeton Investments) (NYSE: BEN) today reported net income of $109.8 million, or $0.43 per share diluted on revenues of $605.5 million for the quarter ended December 31, 2002. In the preceding quarter, net income was $68.5 million, or $0.26 per share diluted (after a pre-tax, non-cash, non-operating charge of $60.1 million relating to an unrealized loss in the company's corporate investments, or $0.17 per share diluted after tax) on revenues of $608.3 million. In the comparable quarter a year ago, net income was $118.5 million, or $0.45 per share diluted, on revenues of $618.2 million. Operating income decreased 1% this quarter over the prior quarter and decreased 2% over the same quarter in the prior year.
     As of December 31, 2002, assets under management by the company's subsidiaries were $257.7 billion, as compared to $247.8 billion last quarter and $266.3 billion at this time last year. Simple monthly average assets under management during the current quarter were $254.8 billion compared to $259.0 billion in the preceding quarter and $256.4 billion in the same quarter a year ago. Equity assets now comprise 48% of total assets under management as compared to 48% last quarter and 53% at December 31, 2001. Fixed-income assets now comprise 34% of total assets under management, as compared to 35% last quarter and 30% at the same time last year. As of December 31, 2002, balanced/hybrid assets account for 15% of total assets under management, as compared to 15% last quarter and 14% in the comparable quarter a year ago. Sales exceeded redemptions by $1.1 billion for the current quarter compared to $2.5 billion for the prior quarter and $3.4 billion for the comparable quarter a year ago.


                                       1
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


FISCAL FIRST QUARTER 2003 HIGHLIGHTS

PERFORMANCE AND PRODUCTS /1/,/2/
(See important footnotes in "Supplemental Information" section at the end of the release.)

* All Mutual Series funds ranked in the top two quartiles of their respective LIPPER peer groups for the applicable one-, three-, five- and 10-year periods ended December 31, 2002. /3/,/4/
* Over 90% of Templeton equity mutual fund assets were in funds ranked in the first quartile of their respective LIPPER peer groups for the one-, three-, five- and 10-year periods ended December 31, 2002. /3/,/5/
* Our flagship international and global funds, Templeton Foreign Fund and Templeton Growth Fund, ranked in the top 20% of their respective LIPPER peer groups for the one-, three-, five- and 10-year periods ended December 31, 2002. /3/,/6/
* Templeton Developing Markets Trust and TIFI Emerging Markets Equity Series ranked in the top two quartiles of their peer group for the one-, three-, five- and 10-year periods ended December 31, 2002. /3/,/7/
* Templeton Foreign Fund, Templeton Growth Fund, Templeton Developing Markets Trust and TIFI Emerging Markets Equity Series all received 4 stars overall from MORNINGSTAR /8/ as of December 31, 2002, and outpaced their appropriate MSCI benchmarks over the one-, three-, five- and 10-year periods ended December 31, 2002. /9/
* A study by MORNINGSTAR identified the 10 biggest wealth-creating funds of 2002. Included on the list were Franklin California Tax-Free Income Fund Class A, Franklin U.S. Government Securities Fund Class A and Franklin Federal Tax-Free Income Fund Class A. /10/
* The two largest Franklin tax-free funds, Franklin California Tax-Free Income Fund and Franklin Federal Tax-Free Income Fund, were both rated 4 stars overall by MORNINGSTAR as of December 31, 2002. /8/
* Our flagship balanced/hybrid product, Franklin Income Fund, ranked in the top two quartiles of its respective LIPPER peer group over the one-, three-, five- and 10-year periods ended December 31, 2002. By the end of 2002, assets under management reached an all-time high of $9.5 billion. /3/,/11/
* Franklin Utilities Fund, the largest utility mutual fund in the industry, performed in the top two quartiles of its respective LIPPER peer group over the one-, three-, five- and 10-year periods ended December 31, 2002. In fact, Franklin Utilities Fund ranked #1 for the one- and three-year periods ended December 31, 2002 and received the 2002 LIPPER Performance Achievement Certificate for the one-year period. /3/,/12/
*    Franklin Flex Cap Growth Fund was featured in the 2002 MONEY 100.
* At the Canadian Investment Awards, Mutual Beacon Fund was named the "Best U.S. Fund" and Templeton Emerging Markets Fund was named the "Best Regional Fund."

GLOBAL BUSINESS DEVELOPMENTS

* Created a fund management joint venture in China with Sealand Securities Co. Ltd.
* Templeton was awarded a $600 million international equity assignment from Employees Retirement System of Texas.
* Templeton Asset Management (India) Private Limited completed management integration, sales office integration and all regulatory approvals for Pioneer ITI AMC Limited ("Pioneer"). Combined assets under management increased to $2 billion.
* Launched equity products in Korea, Taiwan, Japan and Australia and fixed-income products in Korea and India.
* Franklin Templeton India received the "Wealth Creator Award" in India, which was based on risk adjusted performance, service, disclosures, compliance and web initiatives.
*    Foreign-sold SICAV product line reached $10 billion in assets.
* Franklin Templeton Investments' website, franklintempleton.com, was recognized in kasina's annual "Top 20 Web Sites - Mutual Funds" study.
* Leading German independent financial advisor magazine, PERFORMANCE, named Franklin Templeton Investments as the investment company with the best performing products, the best brand and relationship with brokers, as well as being the best known among investors.
* Franklin Templeton Private Client Group saw a significant increase in new accounts due in part to the Templeton and Fiduciary Trust International Global Equity All Cap portfolio being offered through a major broker dealer.
* Created an ad campaign for investment professionals promoting the new Franklin Templeton Charitable Giving Fund.

                                       2
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


 FRANKLIN RESOURCES, INC.
 CONSOLIDATED INCOME STATEMENTS
 (Dollar amounts in thousands except assets under          THREE MONTHS  ENDED
 management and per share data)                               DECEMBER 31
                                                                            %
                                                        2002      2001    CHANGE
                                                        ----      ----    ------
 OPERATING REVENUES
 Investment management fees                            $351,412 $356,798    (2)%
 Underwriting and distribution fees                     185,937  192,007    (3)%
 Shareholder servicing fees                              48,051   47,341      1%
 Other, net                                              20,051   22,061    (9)%
                                                      --------------------------
 TOTAL OPERATING REVENUES                               605,451  618,207    (2)%
                                                      --------------------------

 OPERATING EXPENSES
 Underwriting and distribution                          168,847  172,267    (2)%
 Compensation and benefits                              159,118  160,143    (1)%
 Information systems, technology and occupancy           72,595   74,594    (3)%
 Advertising and promotion                               22,644   26,425   (14)%
 Amortization of deferred sales commissions              16,045   16,743    (4)%
 Amortization of intangible assets                        4,234    4,375    (3)%
 Other                                                   22,513   20,795      8%
                                                      --------------------------
 TOTAL OPERATING EXPENSES                               465,996  475,342    (2)%
                                                      --------------------------

 OPERATING INCOME                                       139,455  142,865    (2)%
                                                      --------------------------

 OTHER INCOME (EXPENSE)
 Investment and other income                             12,303   18,329   (33)%
 Interest expense                                       (3,032)  (3,168)    (4)%
                                                      --------------------------
 OTHER INCOME, NET                                        9,271   15,161   (39)%
                                                      --------------------------

 Income before taxes on income                          148,726  158,026    (6)%
 Taxes on income                                         38,966   39,507    (1)%
                                                      --------------------------

 NET INCOME                                            $109,760 $118,519    (7)%
                                                      ==========================

 EARNINGS PER SHARE
      Basic                                               $0.43    $0.45    (4)%
      Diluted                                             $0.43    $0.45    (4)%

 DIVIDENDS PER SHARE                                     $0.075   $0.070      7%

 AVERAGE SHARES OUTSTANDING (in thousands)
      Basic                                             257,600  260,981    (1)%
      Diluted                                           258,218  261,636    (1)%

 EBITDA MARGIN /1/                                          29%      30%       -
 OPERATING MARGIN /2/                                       23%      23%       -

 ASSETS UNDER MANAGEMENT (in millions)
 Beginning of period                                   $247,760 $246,385      1%
        Sales                                            17,124   18,923   (10)%
        Reinvested distributions                          1,437    2,536   (43)%
        Redemptions                                    (16,035) (15,484)      4%
        Distributions                                   (2,095)  (3,663)   (43)%
        Acquisitions                                          -        -       -
        Appreciation                                      9,544   17,590   (46)%
 END OF PERIOD                                         $257,735 $266,287    (3)%
 SIMPLE MONTHLY AVERAGE FOR PERIOD                     $254,842 $256,396    (1)%
/1/ EBITDA Margin: Earnings before interest, taxes on income, depreciation and the amortization of intangibles divided by total revenues. See Supplemental Information note 13.
/2/ Operating Margin: Operating income divided by total operating revenues.


                                       3
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



FRANKLIN RESOURCES, INC.
CONSOLIDATED INCOME STATEMENTS
(Dollar amounts in thousands except
Per share data)                                                 THREE MONTHS ENDED
                                           31-DEC-02  30-SEP-02    %     30-JUN-02   31-MAR-02   31-DEC-01
                                           ---------  ---------    -     ---------   ---------   ---------
                                                                CHANGE
                                                                ------
OPERATING REVENUES
Investment management fees                  $351,412   $355,239    (1)%   $384,840    $365,778    $356,798
Underwriting and distribution fees           185,937    189,853    (2)%    213,300     197,537     192,007
Shareholder servicing fees                    48,051     47,105      2%     48,832      48,024      47,341
Other, net                                    20,051     16,110     24%     19,078      14,629      22,061
                                          ----------------------------------------------------------------
TOTAL OPERATING REVENUES                     605,451    608,307       -    666,050     625,968     618,207
                                          ----------------------------------------------------------------
OPERATING EXPENSES
Underwriting and distribution                168,847    175,054    (4)%    191,586     177,327     172,267
Compensation and benefits                    159,118    157,627      1%    167,570     159,764     160,143
Information systems, technology and
     Occupancy                                72,595     70,797      3%     75,573      73,197      74,594
Advertising and promotion                     22,644     25,703   (12)%     29,268      25,481      26,425
Amortization of deferred sales commissions    16,045     16,141    (1)%     17,677      17,047      16,743
Amortization of intangible assets              4,234      4,236       -      4,238       4,258       4,375
Other                                         22,513     17,983     25%     26,286      20,875      20,795
                                          ----------------------------------------------------------------
TOTAL OPERATING EXPENSES                     465,996    467,541       -    512,198     477,949     475,342
                                          ----------------------------------------------------------------

OPERATING INCOME                             139,455    140,766    (1)%    153,852     148,019     142,865
                                          ----------------------------------------------------------------

OTHER INCOME (EXPENSE)
Other-than-temporary decline in investments
     Value                                         -   (60,068)  (100)%          -           -           -
Investment and other income                   12,303     14,015   (12)%     18,017      14,782      18,329
Interest expense                             (3,032)    (3,168)    (4)%    (3,158)     (2,808)     (3,168)
                                          ----------------------------------------------------------------
OTHER INCOME (EXPENSE), NET                    9,271   (49,221)     N/A     14,859      11,974      15,161
                                          ----------------------------------------------------------------

Income before taxes on income                148,726     91,545     62%    168,711     159,993     158,026
Taxes on income                               38,966     23,027     69%     43,021      39,997      39,507
                                          ----------------------------------------------------------------
NET INCOME                                  $109,760    $68,518     60%   $125,690    $119,996    $118,519
                                          ================================================================

EARNINGS PER SHARE
     Basic                                     $0.43      $0.26     65%      $0.48       $0.46       $0.45
     Diluted                                   $0.43      $0.26     65%      $0.48       $0.46       $0.45

DIVIDENDS PER SHARE                           $0.075     $0.070      7%     $0.070      $0.070      $0.070

AVERAGE SHARES OUTSTANDING (in
thousands)
     Basic                                   257,600    260,444    (1)%    261,952     261,596     260,981
     Diluted                                 258,218    261,497    (1)%    263,087     262,111     261,636

EBITDA Margin /1/                                29%        30%       -        30%         30%         30%
Operating Margin /2/                             23%        23%       -        23%         24%         23%

EMPLOYEES                                      6,670      6,711    (1)%      6,457       6,444       6,603
BILLABLE SHAREHOLDER ACCOUNTS (in millions)     10.1        9.6      5%        9.7         9.5         8.9


/1/ EBITDA Margin: Earnings before interest, taxes on income, depreciation and the amortization of intangibles divided by total revenues. The effect of the September 2002 $60.1 million other-than-temporary decline in investments value is excluded from EBITDA. EBITDA including this charge was 22% for the 3 months ended September
2002. See Supplemental Information note 13.
/2/ Operating Margin: Operating income divided by total operating revenues.



                                       4
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



FRANKLIN RESOURCES, INC.
PRELIMINARY SUMMARY BALANCE SHEET
(Dollar amounts in thousands)
                                                           PRELIMINARY
                                                              DECEMBER     SEPTEMBER
                                                              31, 2002      30, 2002
                                                              --------      --------
ASSETS
Current assets                                              $2,425,889    $2,322,808
Banking/ finance assets                                      1,122,015     1,091,223
Non-current assets                                           2,971,423     3,008,707
-------------------------------------------------------------------------------------
TOTAL ASSETS                                                $6,519,327    $6,422,738
-------------------------------------------------------------------------------------

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities                                           $389,816      $455,019
Banking/ finance liabilities                                   922,484       883,936
Non-current liabilities                                        849,226       816,837
-------------------------------------------------------------------------------------
Total liabilities                                            2,161,526     2,155,792
Total stockholders' equity                                   4,357,801     4,266,946
-------------------------------------------------------------------------------------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                  $6,519,327    $6,422,738
-------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------
ENDING SHARES OF COMMON STOCK OUTSTANDING                      257,921       258,555
-------------------------------------------------------------------------------------




                                       5
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



ASSETS UNDER MANAGEMENT BY INVESTMENT OBJECTIVE
(in billions)                             31-DEC-02    30-SEP-02   30-JUN-02   31-MAR-02   31-DEC-01
                                        -------------------------------------------------------------
      EQUITY
                   Global/international       $81.4        $76.5       $93.6       $93.9       $89.4
                   Domestic (U.S.)             43.5         41.4        48.5        53.2        51.7
                                        -------------------------------------------------------------
                   Total equity               124.9        117.9       142.1       147.1       141.1
                                        -------------------------------------------------------------

      BALANCED/HYBRID                          38.3         36.6        39.6        40.8        38.6

      FIXED-INCOME
                   Tax-free                    52.1         52.8        50.2        48.7        48.3
                   Taxable:
                      Domestic (U.S.)          27.3         26.1        24.7        24.6        25.1
                      Global/international      9.1          8.6         8.4         7.7         7.4

                                        -------------------------------------------------------------
                   Total fixed-income          88.5         87.5        83.3        81.0        80.8
                                        -------------------------------------------------------------

      MONEY                                     6.0          5.8         5.4         5.6         5.8

                                        -------------------------------------------------------------
TOTAL ENDING ASSETS                          $257.7       $247.8      $270.4      $274.5      $266.3
                                        -------------------------------------------------------------
SIMPLE MONTHLY AVERAGE ASSETS                $254.8       $259.0      $274.8      $267.9      $256.4
                                        =============================================================


ASSETS UNDER MANAGEMENT & FLOWS

(in billions)                                                THREE MONTHS ENDED
                                         31-DEC-02   30-SEP-02    % CHANGE    31-DEC-01   % CHANGE
                                         ---------   ---------    --------    ---------   --------
BEGINNING ASSETS UNDER MANAGEMENT            $247.8       $270.4        (8)%      $246.4          1%
     U.S. RETAIL ASSETS
       Beginning assets                      $157.7       $169.9        (7)%      $158.1          -
       ---------------------------------------------------------------------------------------------
       Sales                                    9.4          9.5        (1)%         9.8       (4)%
       Reinvested distributions                 1.3          0.6        117%         2.4      (46)%
       Redemptions                            (8.8)        (8.5)          4%       (9.6)       (8)%
       Distributions                          (1.9)        (1.1)         73%       (3.5)      (46)%
       Acquisitions                               -            -           -           -          -
       Appreciation/(depreciation)              5.0       (12.7)         N/A        10.7      (53)%
       ---------------------------------------------------------------------------------------------
       Ending assets                          162.7        157.7          3%       167.9       (3)%
       ---------------------------------------------------------------------------------------------
     OTHER ASSETS, INCLUDING INTERNATIONAL AND INSTITUTIONAL
       Beginning assets                       $90.1       $100.5       (10)%        88.3         2%
       ---------------------------------------------------------------------------------------------
       Sales                                    7.7          6.6         17%         9.1      (15)%
       Reinvested distributions                 0.1            -        100%         0.2      (50)%
       Redemptions                            (7.2)        (5.0)         44%       (5.9)        22%
       Distributions                          (0.2)        (0.1)        100%       (0.2)          -
       Acquisitions                               -          0.8      (100)%           -          -
       Appreciation/(depreciation)              4.5       (12.7)         N/A         6.9      (35)%
       ---------------------------------------------------------------------------------------------
       Ending assets                           95.0         90.1          5%        98.4       (3)%
       ---------------------------------------------------------------------------------------------
ENDING ASSETS UNDER MANAGEMENT               $257.7       $247.8          4%      $266.3       (3)%

TOTAL ASSETS UNDER MANAGEMENT
         BEGINNING ASSETS                    $247.8       $270.4        (8)%      $246.4         1%
         --------------------------------------------------------------------------------------------
         Sales                                 17.1         16.1          6%        18.9      (10)%
         Reinvested distributions               1.4          0.6        133%         2.6      (46)%
         Redemptions                         (16.0)       (13.5)         19%      (15.5)         3%
         Distributions                        (2.1)        (1.2)         75%       (3.7)      (43)%
         Acquisitions                             -          0.8      (100)%           -          -
         Appreciation/(depreciation)            9.5       (25.4)         N/A        17.6      (46)%
         --------------------------------------------------------------------------------------------
         ENDING ASSETS                       $257.7       $247.8          4%      $266.3       (3)%
         --------------------------------------------------------------------------------------------
Note: Institutional assets totaling approximately $15.9 billion are invested in U.S. Retail fund and annuity products and are disclosed in U.S. Retail assets in the above table. Total institutional and high net-worth assets at December 31, 2002 were approximately $85.1 billion, of which high net-worth assets comprised $10.7 billion.


                                       6
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


ASSETS UNDER MANAGEMENT & FLOWS BY INVESTMENT OBJECTIVE (in billions)
THREE MONTHS ENDED                                             31-DEC-02   30-SEP-02   31-DEC-01
------------------                                             ---------   ---------   ---------
GLOBAL/INTERNATIONAL EQUITY
       Beginning assets                                            $76.5       $93.6       $80.2
       ------------------------------------------------------------------------------------------
       Sales                                                         6.5         4.6         7.2
       Reinvested distributions                                      0.6           -         0.8
       Redemptions                                                 (5.8)       (3.9)       (6.9)
       Distributions                                               (0.6)           -       (1.0)
       Acquisitions                                                    -         0.2           -
       Appreciation/(depreciation)                                   4.2      (18.0)         9.1
       ------------------------------------------------------------------------------------------
       Ending assets                                                81.4        76.5        89.4
       ------------------------------------------------------------------------------------------
DOMESTIC (U.S.) EQUITY
       Beginning assets                                             41.4        48.5        44.5
       ------------------------------------------------------------------------------------------
       Sales                                                         2.5         3.0         3.4
       Reinvested distributions                                      0.3           -         1.1
       Redemptions                                                 (2.6)       (2.7)       (2.2)
       Distributions                                               (0.3)           -       (1.1)
       Acquisitions                                                    -           -           -
       Appreciation/(depreciation)                                   2.2       (7.4)         6.0
       ------------------------------------------------------------------------------------------
       Ending assets                                                43.5        41.4        51.7
       ------------------------------------------------------------------------------------------

BALANCED/HYBRID
       Beginning assets                                             36.6        39.6        36.1
       ------------------------------------------------------------------------------------------
       Sales                                                         0.9         1.0         1.2
       Reinvested distributions                                      0.1         0.1         0.1
       Redemptions                                                 (1.0)       (0.7)       (0.5)
       Distributions                                               (0.2)       (0.2)       (0.3)
       Acquisitions                                                    -           -           -
       Appreciation/(depreciation)                                   1.9       (3.2)         2.0
       ------------------------------------------------------------------------------------------
       Ending assets                                                38.3        36.6        38.6
       ------------------------------------------------------------------------------------------
TAX-FREE INCOME
       Beginning assets                                             52.8        50.2        48.4
       ------------------------------------------------------------------------------------------
       Sales                                                         1.5         1.9         1.6
       Reinvested distributions                                      0.3         0.3         0.3
       Redemptions                                                 (1.5)       (1.1)       (1.2)
       Distributions                                               (0.7)       (0.7)       (0.8)
       Acquisitions                                                    -           -           -
       (Depreciation)/appreciation                                 (0.3)         2.2           -
       ------------------------------------------------------------------------------------------
       Ending assets                                                52.1        52.8        48.3
       ------------------------------------------------------------------------------------------
TAXABLE FIXED-INCOME
       Beginning assets                                             34.7        33.1        31.6
       ------------------------------------------------------------------------------------------
       Sales                                                         3.1         3.3         2.6
       Reinvested distributions                                      0.1         0.2         0.2
       Redemptions                                                 (2.3)       (2.7)       (2.0)
       Distributions                                               (0.3)       (0.3)       (0.4)
       Acquisitions                                                    -         0.3           -
       Appreciation                                                  1.1         0.8         0.5
       ------------------------------------------------------------------------------------------
       Ending assets                                                36.4        34.7        32.5
       ------------------------------------------------------------------------------------------
MONEY
       Beginning assets                                              5.8         5.4         5.6
       ------------------------------------------------------------------------------------------
       Sales                                                         2.6         2.3         2.9
       Reinvested distributions                                        -           -         0.1
       Redemptions                                                 (2.8)       (2.4)       (2.7)
       Distributions                                                   -           -       (0.1)
       Acquisitions                                                    -         0.3           -
       Appreciation                                                  0.4         0.2           -
       ------------------------------------------------------------------------------------------
       Ending assets                                                 6.0         5.8         5.8
       ------------------------------------------------------------------------------------------
ENDING ASSETS UNDER MANAGEMENT                                    $257.7      $247.8      $266.3


                                       7
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


CONFERENCE CALL INFORMATION
---------------------------

     As previously announced, members of the investment community and general public are invited to listen to the earnings conference call today, Thursday, January 23, 2003 at 1:30 p.m. Pacific Time. Access to the teleconference will be available via franklintempleton.com 10 minutes before the start of the call or by dialing (888) 423-3271 in the U.S. or (612) 332-0523 internationally.

     A replay of the call will be archived on franklintempleton.com through January 30, 2003. The replay can also be accessed by calling (800) 475-6701 in the U.S. or (320) 365-3844 internationally using access code #668150, after 5:00 p.m. Pacific Time on January 23 through 11:59 p.m. Pacific Time on January 30, 2003.

     Questions regarding the teleconference call should be directed to Franklin Resources, Inc. Investor Relations at (650) 525-8900 or Corporate Communications at (650) 312-3395.
     Franklin Templeton Investments provides global and domestic investment management services to its Franklin, Templeton, Mutual Series, Fiduciary Trust and other sponsored investment products. The San Mateo, CA-based company has over 50 years of investment experience. For more information, please visit franklintempleton.com or call 1-800/DIAL BEN(R).

SUPPLEMENTAL INFORMATION
------------------------

1. Nothing in this section shall be considered a solicitation to buy or an offer to sell a security to any person in any jurisdiction where such offer, solicitation, purchase or sale would be unlawful under the securities laws of such jurisdiction. For more information on any U.S. Franklin Templeton fund, investors should request a prospectus containing more complete information, including sales charges, expenses and risks, from securities dealers or by calling Franklin Templeton Distributors, Inc. at 1-800/DIAL BEN(R)(1-800/342-5236). Investors should read the prospectus carefully before investing or sending money. Franklin Templeton
     Distributors, Inc., One Franklin Parkway, San Mateo, CA, is the funds' principal distributor and a wholly owned subsidiary of Franklin Resources, Inc.
2. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. MORNINGSTAR ratings are based on Class A shares. LIPPER rankings are based on Class A shares, with the exception of those for Mutual Series, which are based on Class Z shares, which are offered to qualified investors only and have no sales charges nor Rule 12b-1 fees. All asset data is based on 11/30/02 figures unless noted otherwise. Indices are unmanaged and one cannot invest directly in them. Unless otherwise noted, fund returns quoted reflect Class A shares. Performance returns, ratings and rankings for other classes may vary. Investment return and principal value will fluctuate with market conditions and an investor may experience a gain or loss when they sell their shares.
3. LIPPER calculates averages by taking all the funds in a peer group and averaging their total returns for the periods indicated. LIPPER tracks 129 peer groups of long-term U.S. retail mutual funds, and the groups vary in size from 6 to 1002. LIPPER total return calculations include reinvested dividends and capital gains, but do not include sales charges or expense subsidization by the manager. Results may have been different if these or other factors had been considered.
4. Source: Lipper(R)Inc., 12/31/02. While our Mutual Series funds experienced declines in 2002, 6 out of 6 eligible Mutual Series equity funds ranked in the top two LIPPER quartiles for the one-year period, 6 of 6 for the three-year period, 6 of 6 for the five-year period and 4 of 4 for the 10-year period for their respective LIPPER peer groups.
5. Source: Lipper(R)Inc., 12/31/02. While shorter-term performance for some Templeton funds have been negative, 9 out of 12 eligible Templeton equity funds ranked in the top LIPPER quartile for the one-year period, 7 of 11 for the three-year period, 4 of 11 for the five-year period and 4 of 9 for the 10-year period for their respective LIPPER peer groups.
6. Source: Lipper(R) Inc., 12/31/02. Templeton Growth Fund Class A ranked 29 in a universe of 308 funds in LIPPER'S "Global Funds" group for the one-year period, 17 of 213 for the three-year period, 21 of 153 for the five-year period and 5 of 28 for the 10-year period. Templeton Foreign Fund Class A ranked 74 in a universe of 808 funds in LIPPER'S "International Funds" group for the one-year period, 22 of 604 for the three-year period, 56 of 435 for the five-year period and 12 of 94 for the 10-year period. Templeton Growth Fund and Templeton Foreign Fund have experienced negative fund performance.


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7.   Source: Lipper(R) Inc., 12/31/02.  Templeton Developing Markets Trust Class
     A ranked 21 in a universe of 190 funds in LIPPER'S "Emerging Markets Funds" group for the one-year period, 52 of 145 for the three-year period, 45 of 116 for the five-year period and 2 of 7 for the 10-year period. TIFI Emerging Markets Equity Series ranked 20 in a universe of 190 funds in LIPPER'S "Emerging Markets Funds" group for the one-year period, 51 of 145 for the three-year period, and 29 of 116 for the five-year period. Templeton Developing Markets Trust and TIFI Emerging Markets Equity Series have experienced negative fund performance.
8. Source: [MORNINGSTAR](C)12/31/02. For each fund with at least a three-year history, MORNINGSTAR calculates a MORNINGSTAR Rating based on a MORNINGSTAR Risk-Adjusted Return measure that accounts for variation in a fund's monthly performance (including the effects of sales charges, loads, and
     redemption  fees),   placing  more  emphasis  on  downward  variations  and
     rewarding consistent performance. The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.) The Overall MORNINGSTAR Rating for a fund is derived from a weighted-average of the performance figures associated with its three-,
     five-  and  10-year  (if  applicable)   MORNINGSTAR  Rating  metrics.  PAST
     PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. MORNINGSTAR Rating is for the A share class only; other classes may have different performance characteristics. The following fund was rated against 664; 488; 102 foreign stock funds for the respective 3-, 5- and 10-year periods ended 12/31/02, as applicable. For the 3-, 5- and 10-year periods ended 12/31/02, the MORNINGSTAR ratings were: Templeton Foreign 5,4,4. The following fund was rated against 225; 191; 39 world stock funds for the respective 3-, 5- and 10-year periods ended 12/31/02, as applicable. For the 3-, 5- and 10-year periods ended 12/31/02, the MORNINGSTAR ratings were: Templeton Growth 5, 4, 4. The following funds were rated against 136; 110; and 6 diversified emerging markets funds for the respective 3-, 5- and 10-year periods ended 12/31/02, as applicable. For the 3-, 5- and 10-year periods ended 12/31/02, the MORNINGSTAR ratings were: Templeton Developing Markets Trust 3, 3, 5; TIFI Emerging Markets Equity Series 4, 4, N/A. For the 3-, 5- and 10-year periods ended 12/31/02, the MORNINGSTAR ratings were: Franklin California Tax-Free Income Fund 3, 4, 4; Franklin Federal Tax-Free Income Fund 3, 3, 4.
9. Source for MSCI data: Standard and Poor's Micropal, 12/31/02. The following Templeton Funds were compared to their appropriate MSCI peer group; Templeton Growth Fund (MSCI World Index), Templeton Foreign Fund (MSCI EAFE Index), Templeton Developing Markets Trust and TIFI Emerging Markets Equity Series (MSCI Emerging Markets Free Index). Some Templeton funds have experienced negative fund performance. Comparisons do not include sales charges and one cannot invest directly in an index.
10. Source: MORNINGSTAR.COM, "The 10 Biggest Wealth-Creating Funds of 2002," 12/30/02. For each fund's standardized performance figures, please call 1-800/DIAL BEN(R)or visit our website at franklintempleton.com.
11. Source: Lipper(R)Inc., 12/31/02. Franklin Income Fund Class A ranked 25 in a universe of 113 funds in LIPPER'S "Income Funds" group for the one-year period, 4 of 78 for the three-year period, 30 of 63 for the five-year period and 7 of 13 for the 10-year period. Franklin Income Fund has experienced negative fund performance.
12. Source: Lipper(R) Inc., 12/31/02. Franklin Utilities Fund Class A ranked 2 in a universe of 93 funds in LIPPER'S "Utility Funds" group for the one-year period, 2 of 81 for the three-year period, 11 of 75 for the five-year period and 9 of 22 for the 10-year period. Franklin Utilities Fund Advisor Class ranked 1 in a universe of 93 funds in LIPPER'S "Utility Funds" group for the one-year period, 1 of 81 for the three-year period and 10 of 75 for the five-year period. Franklin Utilities Fund has experienced negative fund performance.
13. EBITDA margin is presented because we consider it an important indicator of operational strength and performance. However, it should be noted that EBITDA margin is not a substitute for operating income, net income, cash flows and other measures of financial performance and EBITDA margin may not be strictly comparable to similarly titled measures widely used in the United States or reported by other companies.


FORWARD-LOOKING STATEMENTS
--------------------------

     Statements in this press release regarding Franklin Resources, Inc.'s business which are not historical facts are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements involve a number of risks, uncertainties and other important factors that could cause the actual results and outcomes to differ materially from any future results or outcomes expressed or implied by such forward-looking statements. These risks, uncertainties and other important factors are described in more detail in the "Risk Factors" section in Franklin's recent filings with the U.S. Securities and Exchange Commission, including, without limitation, the "Risk Factors" section of the Management's Discussion and Analysis of Financial Condition and Results of Operations in Franklin's Annual Report on Form 10-K for the fiscal year ended September 30, 2002.

* Continuing volatility in the equity markets have caused the levels of our assets under management to fluctuate significantly.


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*    Continued weak market  conditions may lower our assets under management and reduce our revenues and income.
*    We face strong competition from numerous and sometimes larger companies.
* Changes in the distribution channels on which we depend could reduce our revenues or hinder our growth.
* Previously announced revenue and cost synergies from the acquisition of Fiduciary Trust Company International may not be fully realized and may take longer to realize than originally anticipated.
* For the next several years, insurance costs are likely to increase materially and we may not be able to obtain the same types or amounts of coverage.
* Our insurance policies may not cover all losses for property damage, extra expenses and business interruptions arising out of the destruction of our offices at the World Trade Center in the terrorist attacks on September 11, 2001.
* The ongoing threat of terrorism may adversely affect the general economy, financial and capital markets and our business.


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